UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 7, 2003

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Item 5. Other Events

Attachment I of this Form 8-K are charts presented by Doug Elix, Senior Vice President & Group Executive, IBM Global Services, at meetings with securities analysts.  IBM Global Services has signed six transactions over $200 million in the last six weeks.  Two of these six transactions were signed in 2003.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 7, 2003

By:	/s/ Andrew Bonzani
Name:	Andrew Bonzani
Title:	Assistant Secretary

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[LOGO]

IBM Global Services

IBM Global Services:

Driving Business Value Through IT

Doug Elix

Senior VP and Group Executive

IBM Global Services

© 2002 IBM Corporation

IGS 2002 4Q Highlights

•      Overall Revenue up 17 Percent

•      Strong growth in Hosting, Federal and Wireless

•      Share Gains in New Signings

•      18B in Signings

•      Winning key deals, aggressive pipeline management

•      Pursuing Growth Opportunities

•      e-business hosting, BTO, Wireless, Federal, Networking Services and Storage Services

•      Financial Discipline

•      Costs actions well executed

•      Launched IBM Business Consulting Services

•      Completed second phase of integration plan

[PHOTO]

$35 Billion in Signings YTD:

Share Gains in Signings vs. EDS and CSC

[CHART]

Industry Portfolio Profit Trends

[CHART]

*2000-05 trend shown                                                                       Source: GMV 2H02, IBM Analysis

The Role of Services in IBM’s Strategy

Business Value

•         Delivering business value through process innovation, application enablement and integration

--Business Consulting Services

Infrastructure Value

Services

Software

Hardware

•         Enabling business transformation through the running of advanced, optimized IT environments

--Strategic Outsourcing, Utility Services and Application Management Services

•         Helping clients architect and run their own infrastructure

 --Integrated Technology Services

Technology Value

Business Consulting Services

Business Value

•         Unrivaled Global Depth in 18 Industries

•         A single, trusted partner - accountable for results

•         New category for growth — BTO

•         Global, industry- focused operating and go-to-market model

•         On track, rapid integration of PwCC Consulting

•         BCS business model objectives

•         Within two years:

•         Double-digit revenue growth

•         Pre-tax profit margins of 10%

•         Business Consulting Services

Infrastructure Value

Services

Software

Hardware

Technology Value

Strategic Outsourcing

Business Value

•         Unsurpassed Service Delivery Capability

  234 Data Centers
  22 e-business hosting centers
  950 processors with 440 K MIPS
  4 K terabytes of storage
  100 K Mid Range Servers
  2.5 M end user seats supported

•         Sustainable Value Proposition

  Reduce costs
  Focus on core competencies
  Improve stability and effectiveness of IT
  Enable rapid business change
  Gain access to advanced technologies
  Build long-term strategic relationships for competitive advantage
  Strategic Outsourcing, Utility Services and Application Management Services

Infrastructure Value

Services

Software

Hardware

Technology Value

Sustaining Value in an Evolving Market
Strategic Outsourcing

Advances in the Intelligent Infrastructure

  Pervasive / Wireless
  $ Autonomic Computing
  $ Grid Computing
  $ Infrastructure Utilities

Value Creation

  $ Industry Specific Thought Leadership
  $ Integration of On-Demand Technologies
  $ Best Practices in Cost Take-out

[GRAPHIC]

Competitive Landscape

[CHART]

All the pieces of the puzzle: IGS strategic intent

…materially improve our clients' business effectiveness through expert application of technology...by delivering services that help clients to reduce operating costs, transform the way they run their business, and expand into new markets.

[GRAPHIC]

All the pieces of the puzzle: IGS strategic intent

…materially improve our clients' business effectiveness through expert application of technology...by delivering services that help clients to reduce operating costs, transform the way they run their business, and expand into new markets.

“IGS’aggressive sales strategy and technology vision will help it outmaneuver competitors that thought IGS would get distracted with the integration of PwCC.“

                                                                -Christine Ferrusi Ross, December 2002   [LOGO]

“IBM is the first company to make public a comprehensive strategy to pursue business by adopting [a utility model] …other IT outsourcers should take this announcement as more than simply an idle threat.”

                                                                - IDC, December 2002   [LOGO]

IGS portfolio growth initiatives

•         SO Value Creation

•         Leverage BCS leadership – Drive BTO opportunity

•         Expand hosting and utility services business

•         Increase AMS penetration

•         Drive high-growth ITS markets

•         Gain share in SMB

IGS Competitive Advantages

•         Technology-inspired business thinking and industry insight

•         Unmatched portfolio of capabilities

•           From innovation to implementation…to managing the entire solution

•         Partnership with IBM Research

•           On Demand Innovation Services

•         Ability to leverage IBM product development

•         Unsurpassed global reach and ability to scale

•         Proven track record

•           To transform businesses and provide superior level of service

•         Strength of IBM Brand

•           Highly skilled workforce, strong customer relationships, IBM financial resources

                                IBM Global Services

IBM Global Services:
Driving Business Value Through IT

                                Doug Elix
                                Senior VP and Group Executive
                                IBM Global Services

2002 in Review

[GRAPHIC]